Exhibit 99.1

INVESTOR PRESENTATION FEBRUARY 2018

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “contemplate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2016. Except as required by law, we assume no obligation to update these forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Use of Non-GAAP Financial Measures The information provided herein includes certain non-GAAP financial measures. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the appendix of this presentation. 1

KEY INVESTMENT HIGHLIGHTS 1 Best-in-class Financial Performance Leading Position in Attractive Market 2 3 High Quality Balance Sheet with Steady Growth Realized and Forecasted 4 Consistently Increasing Capital Return Proven Through the Cycle Performance 5 6 Significant Catalysts for Enhanced Performance 2

STRONG PERFORMANCE IN 4Q 2017, 9.1% DIVIDEND INCREASE

First Hawaiian, Inc.

4Q Financial Highlights

- Core net income[1] of $59.2 million, or $0.42 per diluted share (versus consensus estimate of $0.41)
- Increased dividend 9.1% to $0.24 per share
- Loan and lease growth of $128 million, or 1.1%, to $12.3 billion. 6.6% loan growth in 2017
- $6.1bn of non-interest bearing deposits; 3.7% quarterly growth
- Excellent credit quality. Net charge-off ratio: 0.17% annualized; 0.08% non-accrual loans
- Core efficiency ratio[4] of 46.4% in 4Q17 and 47.3% in full year 2017
- Core ROATA[1] of 1.22%
- Core ROATCE[1] of 14.90%

Other Highlights

- First Hawaiian Bank named Hawaii's 2017 SBA Lender of the Year – Category 1 and the 2017 SBA 504 Lender of the Year by the Small Business Administration
- Added to KBW Regional Bank Index (December 2017)

Quarterly Results

($ in millions)		4Q 2017	3Q 2017	4Q 2016
Balance Sheet	Loans and Leases	$ 12,277	$ 12,150	$ 11,520
	Deposits	17,612	17,595	16,795
Core Income Statement[1]	Net Interest Income	$ 134.9	$ 133.3	$ 131.3
	Provisions	5.1	4.5	3.9
	Noninterest Income[3]	50.1	47.0	49.5
	Noninterest Expense[3]	85.8	84.2	83.9
	Net Income	**$ 59.2**	**$ 57.0**	**$ 56.0**
	Earnings per Share	**$ 0.42**	**$ 0.41**	**$ 0.40**
Core Operating Metrics[1]	Net Interest Margin	2.99 %	2.96 %	2.99 %
	Noninterest Income / Total Revenue	27.1	26.1	27.4
	Efficiency Ratio[3],[4]	46.4	46.7	46.4
	ROATA[5]	1.22	1.18	1.19
	ROATCE[5]	14.9	14.4	14.7
Credit / Capital	NCOs / Average Loans	0.17 %	0.13 %	0.12 %
	NALs / Total Loans	0.08	0.06	0.08
	CET1 / Tier 1	12.5	12.7	12.8

(1) Core excludes certain gains, expenses and one-time items. Non-core items in 4Q 2017 primarily consisted of a $47.6 million charge to provision for income taxes due to revaluation of certain tax-related assets due to the passage of the Tax Cuts and Jobs Act.
(2) See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.
(3) Noninterest Income and Expenses prior to 4Q 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release.
(4) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.

3

BEST-IN-CLASS FRANCHISE

First Hawaiian, Inc.

Branch Presence



62 branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Financial Overview – 4Q 2017 YTD ($ billions)

Market Cap	*$ 4.0*	*Loans*	*$ 12.3*
Assets	*$ 20.5*	*Deposits*	*$ 17.6*

NIM Δ Since 4Q 2015



28 bps
25 bps
FHB
Top Quartile(1)

Efficiency Ratio(2), (3)



47.0 %
48.7 %
FHB
Top Quartile(1)

ROATCE(2), (4),(5)



14.9 %
13.8 %
FHB
Top Quartile(1)

Cost of Deposits



0.25 %
0.26 %
FHB
Top Quartile(1)

NALs / Loans



0.08 %
0.38 %
FHB
Top Quartile(1)

Dividend Yield



3.06 %
2.4%
FHB
Top Quartile(1)

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii since 2004
- ✓ Largest Hawaii-based lender across all categories
- ✓ $13.5 bn assets under administration as of 4Q17 & more than 48mm transactions processed by merchant services in 2017
- ✓ Proven through the cycle and top quartile operating performance

Source: Public filings and SNL Financial as of 2-Feb-2018
Note: Financial data as of 31-Dec-17. Market data as of 29-Jan-18. NIM change based on most recent quarter.
(1) Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-16; excludes merger targets.
(2) Ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix.
(3) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.
(4) ROATCE (return on average tangible common equity) is a non-GAAP financial measure. A reconciliation to the comparable GAAP measure is provided in the appendix.
(5) Peer 2017 ROATCE calculated using estimated net income available for common calculated by applying the YTD 3Q 2017 effective tax rate to pre-tax income, less preferred dividends in order to adjust for unusual charges to provisions for income taxes that many banks recognized in 4Q 2017.

4

HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC BACKDROP The Hawaii economy has remained steady through economic cycles and maintains a favorable outlook Real GDP ($ billion) GDP by Industry (2016) Population (000s) ’18-’23 Projected HHI Change: 11.9% Tourism accounts for ~21% of Hawaii GDP(1) Government 21% Transportation & Warehousing 5% $77.6 $76.4 $75.3 $74.0 $72.7 1,459 Other 15% 1,447 1,436 Construction 6% Retail Trade 7% 1,429 1,425 l Healthcare & Residential Professional Entertainment 10% Edu RE cation 2015A 2016A 2017E 2018E 2019E 9% 2015A 2016A 2017E 2018E 2019E 8% 23% Unemployment (Year End) Housing Price Index (Year End) Visitor Expenditures ($ billion) December 2017: 2.0% 6.0% $18.3 $17.6 127 4.4% $15.1 100 2012A 2013A 2014A 2015A 2016A 2017A 2012A 2013A 2014A 2015A 2016A 2015A 2016A 2017E 2018E 2019E Visitor Arrivals (mm) 8.7 8.9 9.3 9.6 9.7 Source: Hawaii Department of Business, Economic Development & Tourism, Bureau of Labor Statistics, Federal Housing Finance Agency, and SNL Financial Note: Real GDP adjusts nominal GDP to 2009 dollars. Unemployment and housing index are shown as seasonally adjusted. Data current as of 31-Jan-17. (1) Based on $15.7bn of 2016 visitor spending according to the Hawaii Tourism Authority. 5 119 113 104 $17.0 $15.9 4.9% 3.6% 3.0% 2.6%

THE CLEAR LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks with the top 6 banks accounting for ~97% of deposits; First Hawaiian is the clear leader among its Hawaii banking peers based on size and operating performance

	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Branches	62	69	51	35	30	14
FTEs	2,200	2,132	1,115	808	276	172
Assets ($bn)	$20.5	$17.1	$6.8	$5.6	$2.0	$0.7
Loans ($bn)	12.3	9.8	4.7	3.8	1.5	0.4
Deposits ($bn)	17.6	14.9	5.6	5.0	1.6	0.5
2017 ROATCE	14.9%(1), (2)	15.2%(3)	13.1%	9.5%(4)	7.2%(4)	3.1%
2017 ROATA	1.22(1), (2)	1.07(3)	1.03	0.88(4)	0.88(4)	0.27

Loan Portfolio

- Commercial
- Commercial RE
- Residential RE
- Consumer & Other



14%
26%
33%
27%
12%
13%
24%
51%
6%
12%
19%
63%
13%
13%
28%
46%
2%
98%
1%
31%
29%
39%

Deposit Portfolio

- Transaction Accounts
- Savings / MMDA
- Time Deposits



26%
34%
40%
13%
51%
36%
6%
12%
82%
24%
13%
63%
19%
18%
63%
13%
10%
77%

Hawaii Deposits	First Hawaiian, Inc.	Bank of Hawaii	American Savings Bank	Central Pacific Bank	Territorial Savings Bank	Hawaii National Bank
Rank	#1	#2	#3	#4	#5	#6
Share	36.5%	31.4%	13.1%	11.1%	3.5%	1.4%

Sources: SNL Financial, FDIC and company filings

Note: Balance sheet and income statement data as of 31-Dec-17. Loan and deposit portfolio mix based on regulatory filings as of 30-Sep-17. Deposit market share and branches as of 30-Jun-17.

(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable GAAP measures are provided in the appendix.

(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See annual non-GAAP reconciliation of core net income in the appendix.

(3) BOH ROATCE and ROATA exclude gain on sale of 90,000 Visa Class B shares at $12.5mm and additional income tax expense of $3.6mm as a result of the Tax Cuts and Jobs Act

(4) CPF and TBNK ROATCE and ROATA excludes additional income tax expenses of $7.4mm and $2.1mm, respectively, as a result of the Tax Cuts and Jobs Act

6

STEADY REALIZED & FORECASTED BALANCE SHEET GROWTH High Quality Composition (4Q17) Recent Growth Profile ($bn) 2018 Outlook • High single digit growth in residential, CRE and Construction Mid-single digit growth in consumer Low single digit growth in C&I 13% $ 12.3 $ 11.5 $ 10.7 • • • Maintain credit quality RE5% 2015 2016 2017 Excluding Public Deposits Noninterest Bearing 35% • Target deposit growth to fund incremental loan demand Focus on deposit growth from individuals, partnerships, and corporates Manage public deposit costs and customer relationships $ 15.2 $ 14.6 $ 14.0 Other Interest Bearing 52% • • Public 13% Resid RE 23% Cost: 0.32%(1) 2015 2016 2017 Source: Public filings and SNL Financial Note: Financial data as of 31-Dec-17. (1) Annualized for the three months ending 31-Dec-2017 7 Deposits Loans Leases Consumer1% C&I 26% RRE 33%CRE 22% RCesoindsetnruticatlion 23%Yield: 3.92%(1)

STRONG PERFORMANCE THROUGH THE CYCLE Consistent Deposit Growth ($bn) Steady, Balanced Loan Growth ($bn) 4Q17 YTD Cost of Deposits: 0.25% $17.6 $12.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Through the Cycle Credit Performer Strong Expense Mgmt. Culture(1),(4) Consistent Record of Profitability(1),(2),(5) 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% NPAs + 90s / Efficiency Ratio ROATCE 62.7% 65.0% 16.0% 60.0% 14.0% 55.0% 12.0% 50.0% 46.7% % 10.0% 45.0% % 40.0% 8.0% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 17 '11'12'13'14'15'16'17 '11'12'13'14'15'16 '17 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial as of 2-Feb-2018 Note: Financial data as of 30-Sep-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. ROATCE (return on average tangible common equity) is a non-GAAP financial measures. A reconciliation to the comparable GAAP measure is provided in the appendix. FHB dividend payout ratio based on core 4Q17 LTM earnings and a $0.88 per share cash dividend for the last-twelve months ended 31-Dec-17. FHB efficiency ratios prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications of noninterest income and expenses described in the footnote to Table 1 of the fourth quarter 2017 earnings release Peer 2017 ROATCE calculated using estimated net income available for common computed by applying the YTD 3Q 2017 effective tax rate to 2017 pre-tax income, less preferred dividends in order to adjust for unusual charges to provisions for income taxes that many banks recognized in 4Q 2017 (2) (3) (4) 8 (5) 61.1% 58.9% 50.2% 47.0% 14.9% 13.8% 12.0% 11.4% 11.7% 10.2% 3.00 %Loans + OREO 0.41% 0.16% 0.63%0.68 0.12 $6.5 $9.1

SUSTAINED, CONSISTENT TRACK RECORD OF STRONG PROFITABILITY

First Hawaiian, Inc.

Focused on maintaining peer leading profitability through stable, consistent growth

Consistent Earnings

Consistent Core Earnings ($mm)(1)


CAGR: 2.6%
$ 198
$ 197
$ 205
$ 202
$ 196
$ 217
$ 230
2011
2012
2013
2014
2015
2016
2017
Year Ended December 31

Low Earnings Volatility(1),(2)


4.4 %
19.0 %
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Peer Leading Profitability

ROATA(1),(3),(4)


1.50%
1.25%
1.00%
0.75%
1.39%
1.30%
1.31%
1.22%
1.10%
1.18%
1.22%
0.88%
1.03%
1.10%
1.07%
1.03%
1.04%
1.00%
2011
2012
2013
2014
2015
2016
2017
Year Ended December 31

ROATCE(1),(3),(4)


16.0%
14.0%
12.0%
10.0%
8.0%
12.0%
11.8%
12.3%
11.8%
11.3%
13.8%
14.9%
10.2%
11.0%
11.7%
11.0%
11.2%
10.9%
11.4%
2011
2012
2013
2014
2015
2016
2017
Year Ended December 31

First Hawaiian, Inc. — Public U.S. Banks with $10-$50bn of Assets

Source: Public filings and SNL Financial , as of 2-Feb-2018
Note: Financial data as of 31-Dec-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets.
(1) FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.
(2) Volatility of earnings calculated as the standard deviation in the change in earnings between 2011-2016.
(3) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable GAAP measures are provided in the appendix.
(4) Peer 2017 ROATCE and ROATA are calculated using estimated net income available for common computed by applying the YTD 3Q 2017 effective tax rate to 2017 pre-tax income in order to adjust for unusual charges to provisions for income taxes that many banks recognized in 4Q 2017.

9

ONGOING CAPITAL DISTRIBUTION WITH FUTURE OPPORTUNITIES

First Hawaiian, Inc.

Robust capital levels and strong capital generation support an attractive return opportunity for shareholders through organic growth, dividends and / or share repurchases(1)

Robust Capital Position



Tier 2
NCT1
CET 1
13.5%
1.0 %
12.5 %
13.8%
1.6 %
0.5 %
11.7 %
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Tier 1 Leverage	8.5%	9.5%

Attractive Dividend Yield(3)



3.3%
1.8%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Dividend Payout Ratio (2)	53%	36%

Dividend Per Share



10%
9%
$0.20
$0.22
$0.22
$0.22
$0.22
$0.24
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1 (3)

Source: Public filings and SNL Financial as of 2-Feb-2018

Note: Financial data as of 31-Dec-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets.

(1) Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.

(2) FHB dividend payout ratio based on 4Q17 LTM core earnings and a $0.88 per share cash dividend for the last-twelve months ended 31-Dec-17. Peer dividend payout ratio calculated using estimated net income available for common calculated by applying YTD 3Q 2017 effective tax rate to 2017 pre-tax income, less preferred dividends in order to adjust for unusual charges to provisions for income taxes that many banks recognized in 4Q 2017.

(3) Dividend yield (MRQ) based on 1Q 2018 declared dividend of $0.24 and market data as of 29-Jan-18.

10

WELL POSITIONED IN CURRENT ENVIRONMENT 1• Rising Interest Rates • Balance sheet positioned for NIM improvement from additional rate increases and higher long-term rates 2• Reduced Tax Rate • Estimate effective tax rate in 2018 of ~26% • Additional tax optimization strategies available 3• Capital Distribution • • Already strong annual capital generation, enhanced by tax reform Ability to consider increasing dividends and/or share repurchases, subject to receipt of necessary regulatory approvals Drivers of Returns and Shareholder Value 11

BALANCE SHEET POSITIONED FOR NIM IMPROVEMENT IN RISING RATE ENVIRONMENT Improving NIM Positioned for Rising Rates 3.50% • ~ 30% of loan portfolio indexed to 1 or 3 month Libor 3.15% 3.18% 3.22% 3.23% • 98% of balance sheet funded with deposits 3.00% • Hawaii has experienced lower deposit costs and had a lower deposit beta in the last rate cycle 2.88% 2.87% 2.71% $ 131 $ 131 $ 129 2.50 % NII Benefit From Rate Hike(1) $ 117 $ 116 2.00% 11.3 % NII Sensitivity +200bps NII Sensitivity +100bps 1.50% 7.4% 1.00% 0.50% .28% 0.31% % 0.16% 0.16% 0.16% 0.17% 0.18% 0.21% – % 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Static B/S Dynamic B/S Public U.S. Banks with $10-$50bn of Assets Net Int Inc. Earning Asset Yield Cost of Deposits NIM First Hawaiian, Inc. Source: Public filings and SNL Financial Note: $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. (1) Sensitivity results from 30-Sep-17 regulatory filings. FHB results based on instantaneous shift in rates; $10-$50bn bank results on an as reported basis (includes both instantaneous and gradual12 rate shock scenarios based on reporting). 5.7% 4.5% 4.5% 2.6% 3.29% 3.04% 3.02% 2.92% 2.84% 2.99% 3.00% 3.02% 2.96% 2.99% 2.77%$ 133 $ 135 $ 123 $ 120 0 0 .15

TAX RETURN IMPACT AND OPPORTUNITIES Invest in Business Accrues directly to shareholders • Our people; increased minimum wage Accelerate strategic initiatives — Digital platform — Branch network • • • Increased return profile Generates incremental retained earnings Provides opportunity to consider further capital return — Dividend increase — Share repurchase • (1) Primarily adjusted for the $47.6 million charge to provision for income taxes in 4Q 2017 due to revaluation of certain tax-related assets due to the passage of the Tax Cuts and Jobs Act 13 Estimate effective tax rate of 26%, down from 37.2%(1) in 2017 20% 80%

2018 OUTLOOK Growth Digit Growth Digit Growth Digit Growth Digit Growth Dividend (1) Primarily adjusted for the $47.6 million charge to provision for income taxes in 4Q 2017 due to revaluation of certain tax-related assets due to the passage of the Tax Cuts and Jobs Act 14 2018 OUTLOOK Continued High Single High Single Mid-Single Low Single Increasing ~26% 9.1% Increase COMMENTS • Increasing visitor arrivals and spending expected to continue (six consecutive years of improvement through 2017); ongoing strength in underlying fundamentals of Hawaii real estate market • New mortgage lending model is contributing to increased production volume • Good pipeline and lending opportunities in Hawaii, Guam/Saipan and US mainland • Continued growth in indirect auto portfolio, but at a moderated level • Moderate growth, partially offset by payoff or refinance of SNC loans due to strong economy • Balance sheet positioned for NIM improvement from additional rate increases and higher long-term rates • Estimate an 11 percentage point decrease from adjusted 4Q 2017 effective tax rate of 37.2%(1) due to tax reform • Reduced tax rate will provide opportunities for additional capital distributions, including dividend increases and/or share repurchases, subject to receipt of necessary regulatory approvals DRIVER HAWAII ECONOMY LOANS Residential CRE & Construction Consumer C&I NIM EFFECTIVE TAX RATE CAPITAL DISTRIBUTION

APPENDIX

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 52 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (36.5%)[1]
- Retail deposit products offered through branch, online, mobile, direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 167,000 accounts with more than $2.1bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $13.5 bn of AUA and 44 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 6,000 terminals processed ~44.7mm transactions in 2017
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-17.
(2) As of 31-Dec-17.

16

GROWING, LOW-COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low-cost deposit base Consistent Deposit Growth ($bn) Deposit Portfolio Composition (4Q17) $17.6 ~13% of Total Deposits are Public Deposits Public Time 11% Ti e Demand 35% Money Market 16% Savings 23% Public Savings 2% Deposits: $17.6bn 4Q17 YTD Deposit Cost: 0.25% Best-in-Class Cost of Deposits 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% – % '05'06'07'08'09'10'11'12'13'14 '15 '16'17 '05 '06 '07 '08 '09 '10 '11 '12 '13'14 '15 '16 '17 Year Ended December 31, Year Ended December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 17 Source: Public filings and SNL Financial, as of 2-Feb-2018 Note: Financial data as of 31-Dec-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. 2.94% 1.92% 1.70% 0.38% 0.87%0.25% $16.8 $16.1 $14.7 $13.6 $12.9 $12.2 $10.5 $9.4 $8.9 $9.1 $10.2 $8.6

STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio with attractive forward growth opportunities Steady Loan Growth ($bn) Balanced Loan Portfolio (4Q17) $12.3 Consum r & Other 13% Commercial 27% RE 33% mercial RE 27% Loans: $12.3bn 4Q17 YTD Loan Yield: 3.87% Growth in All Categories (2013FY – 4Q17 CAGR) '05'06 '07'08'09'10'11'12'13'14 '15'16'17 Year Ended December 31, Deposits 70% 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 18 Source: Public filings and SNL Financial Note: Financial data as of 31-Dec-17. Loans / 6.5% 10.1% 8.7% 2.3% 7.3 % Total CommercialCommercial Residential REConsumer RE $11.5 $10.7 $10.0 $9.5 $9.0 $8.3 $8.3 $8.0 $7.9 $6.5 $6.4 $6.0 Well positioned to serve clients during the financial crisis

PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management NCOs / Average Loans NPAs + 90s / Loans + OREO 1.50% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 1.00% 0.50% % % % % 0.00% '06 '07 '08 '09'10'11'12'13 '14 '15 '16 '17 '06'07'08'09'10'11'12'13'14 '15 '16 '17 Year Ended December 31 Year Ended December 31 Reserves / Loans Reserves / Non-Accrual Loans 2.50% 71.4x 75.0x 20.0x 2.00% 1.50% % 10.0x 1.00% % 0.50% 0.0x '06 '07 '08 '09'10'11'12'13 '14 '15'16 '17 '06'07'08'09'10'11'12'13'14'15 '16 '17 Year Ended December 31 Year Ended December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 19 Source: Public filings and SNL Financial, available as of 2-Feb-2018 Note: Financial data as of 31-Dec-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets. 14.0x 3.2x1.7x 2.11% 1.43% 1.45%1.12 1.12% 0.91 3.00% 0.41% 0.16%0.63%0.68 0.12 1.30% 0.73% 0.21% 0.12%0.14 0.13

OPERATING LEVERAGE THROUGH PRUDENT EXPENSE MANAGEMENT

First Hawaiian, Inc.

Well Managed Core Noninterest Expense ($mm)(1),(3)



CAGR: 1.5%
$ 312
$ 301
$ 296
$ 304
$ 327
$ 331
$ 342
46.7%
46.8%
46.4%
47.9%
50.2%
47.9%
47.0%
'11
'12
'13
'14
'15
'16
'17
Year Ended December 31,
Core Noninterest Expense
Efficiency Ratio

Non-Interest Expense / Average Assets(1),(3)



3.50%
3.00%
2.50%
2.00%
1.50%
2.95%
2.78%
2.74%
2.53%
2.42%
2.43%
2.40%
2.04%
1.87%
1.78%
1.74%
1.74%
1.71%
1.71%
2011
2012
2013
2014
2015
2016
2017
Year Ended December 31,

Driving Future Operating Leverage

- Improving margins and benefit from rising rates
- Additional operating capacity
- Scalable fee businesses
- Close management of expenses through transition

Efficiency Ratio(1),(2),(3)



65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
61.1%
61.7%
62.7%
61.8%
60.0%
60.3%
58.9%
46.7%
46.8%
46.4%
47.9%
50.2%
47.9%
47.0%
2011
2012
2013
2014
2015
2016
2017
Year Ended December 31,
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Source: Public filings and SNL Financial, as of 2-Feb-2018

Note: Financial data as of 31-Dec-17. $10–$50bn banks constituted as of 31-Dec-16; excludes merger targets.

(1) FHB measures shown as core. Core excludes certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix.

(2) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.

(3) FHB noninterest expenses and efficiency ratios prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications of noninterest income and expenses described in the footnote to Table 1 of the fourth quarter 2017 earnings release

20

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta(¹) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 6.00% 5.50% 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% .20% 1.00% .43% 0.50% .30% 0.00% 2004 2005 20062007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Hawaii Banks² U.S. Banks³ Fed Funds Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. Deposit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 4Q17 cost of deposits based on public company reported information. 4Q17 excludes private companies and undisclosed public company information. (3) Includes all U.S. bank holding companies excluding Hawaii-based banks. 4Q17 cost of deposits based on public company reported information as of 1/31/18. 4Q17 excludes private companies a2n1d undisclosed public company information as of 1/31/18. 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 5.25% 3.34% 137bps Funding Advantage13bps Current Funding 1.97%Advantage 1 0 0

GAAP TO NON-GAAP RECONCILIATION We present net interest income, noninterest income, noninterest expense, net income, earnings per share and the related ratio s described below, on an adjusted, or ‘‘core,’’ basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items inc luded in our operating results. Core net interest margin, core return on average total assets and core return on average total stockholders’ equity are non -GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core return on a verage total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net in come to average stockholders’ equity. Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible as sets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectiv ely excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core r eturn on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) amounts related to our goodwill. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as repo rted under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The following tables provide a reconciliation of these non-GAAP financial measures with their most closely related GAAP measures. 22

GAAP TO NON-GAAP RECONCILIATION - QUARTERLY For the Three Months Ended For the Dece 2017 528,804 528,804 December 31, 2017 September 30, 2017 December 31, 2016 (dollars in thous ands , except per s hare amounts ) Net interes t income Core net interes t income (non-GAAP) $ 134,886 $ 133,319 $ 131,250 $ $ $ 134,886 $ 133,319 $ 131,250 Noninteres t income Gains on s ale of real es tate Gains on s ale of s ecurities Gains on s ale of s tock (Vis a/Mas terCard) Core noninteres t income (non-GAAP) $ 54,324 (4,255) — $ 49,664 (2,667) — $ 50,984 — (1,516) $ 205,605 (6,922) — — 198,683 — — — $ 50,069 $ 46,997 $ 49,468 $ Noninteres t expens e One-time items (1) Core noninteres t expens e (non-GAAP) $ 89,850 (4,073) $ 84,784 (543) $ 84,466 (583) $ 347,554 (5,457) 342,097 $ 85,777 $ 84,241 $ 83,883 $ Net income Gains on s ale of real es tate Gains on s ale of s ecurities Gains on s ale of s tock (Vis a/Mas terCard) One-time items (1) Tax reform bill Tax adjus tments (2) Total core adjus tments Core net income (non-GAAP) Core bas ic earnings per s hare (non-GAAP) Core diluted earnings per s hare (non-GAAP) $ 11,684 (4,255) — — 4,073 47,598 63 $ 58,363 (2,667) — — 543 — 801 $ 56,552 — (1,516) — 583 — 382 $ 183,682 (6,922) — — 5,457 47,598 551 46,684 230,366 1.65 1.65 47,479 (1,323) (551) $ 59,163 $ 57,040 $ 56,001 $ $ $ $ 0.42 $ 0.41 $ 0.40 $ 0.42 $ 0.41 $ 0.40 (1) One-time items include salaries and benefits stemming from the 2017 tax reform bill and initial public offering related costs (2) Represents the adjustments to net income, tax effected at the company’s effective tax rate for the respective period, exclusive of one-time tax reform bill expense 23

GAAP TO NON-GAAP RECONCILIATION - QUARTERLY

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended December 31, 2017	September 30, 2017	December 31, 2016
Income Statement Data:			
Net income	$ 11,684	$ 58,363	$ 56,552
Average total stockholders' equity	$ 2,570,704	$ 2,564,563	$ 2,507,514
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,575,212	$ 1,569,071	$ 1,512,022
Average total assets	$ 20,193,919	$ 20,109,090	$ 19,778,918
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$ 19,198,427	$ 19,113,598	$ 18,783,426
Return on average total stockholders' equity(1)	1.80 %	9.03 %	8.97 %
Return on average tangible stockholders' equity (non-GAAP)(1)	2.94 %	14.76 %	14.88 %
Return on average total assets(1)	0.23 %	1.15 %	1.14 %
Return on average tangible assets (non-GAAP)(1)	0.24 %	1.21 %	1.20 %
Average stockholders' equity to average assets	12.73 %	12.75 %	12.68 %
Tangible average stockholders' equity to tangible average assets (non-GAAP)	8.20 %	8.21 %	8.05 %

(1) Annualized for the three months ended December 31, 2017 and 2016, and the three months ended September 30, 2017

	As of December 31, 2017	As of September 30, 2017	As of December 31, 2016
Balance Sheet Data:			
Total stockholders' equity	$ 2,532,551	$ 2,581,858	$ 2,476,485
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,537,059	$ 1,586,366	$ 1,480,993
Total assets	$ 20,549,461	$ 20,565,627	$ 19,661,829
Less: goodwill	995,492	995,492	995,492
Tangible assets	$ 19,553,969	$ 19,570,135	$ 18,666,337
Shares outstanding	139,588,782	139,586,282	139,530,654
Total stockholders' equity to total assets	12.32 %	12.55 %	12.60 %
Tangible stockholders' equity to tangible assets (non-GAAP)	7.86 %	8.11 %	7.93 %
Book value per share	$ 18.14	$ 18.50	$ 17.75
Tangible book value per share (non-GAAP)	$ 11.01	$ 11.36	$ 10.61

24

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31,						
	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Average Total Stockholders' Equity	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	0.92	1.19	1.14	1.24	1.29	1.31	1.31
Return on Average Tangible Assets (non-GAAP)	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**

Note: Totals may not sum due to rounding.

25

GAAP TO NON-GAAP RECONCILIATION - ANNUAL For the Fiscal Year Ended December 31, (Dollars in millions, except per share data) 2017 2016 2015 2014 2013 2012 2011 $ 528.8 Net Interest Income $491.7 $461.3 $443.8 $439.0 $447.5 $470.0 Accounting Change (ASC 310 Adjustment) – – – – (4.3) – – Early Buyout on Lease – – – (3.1) – – – Early Loan Termination(2) – – (4.8) – – – – Noninterest Income(1) $ 205.6 $226.0 $219.1 $216.0 $214.4 $219.1 $200.2 Gain on Sale of Securities – (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Bank Properties (6.9) – (3.4) – (0.4) (6.4) – – Other Adjustments(2),(3) – (7.5) – – – (0.9) $ 347.6 Noninterest Expense(1) $337.3 $327.3 $304.4 $296.7 $301.9 $311.7 Non-Recurring Items(4) (5.5) (6.2) – – (0.7) (0.7) – Net Income $ 183.7 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Accounting Change (ASC 310 Adjustment) – – – – (4.3) – – Early Buyout on Lease – – – (3.1) – – – Early Loan Termination – – (4.8) – – – – Gain on Sale of Securities – (4.6) (7.7) – (0.2) (16.7) (1.7) Gain on Sale of Stock (Visa/MasterCard) – (22.7) (4.6) (20.8) (11.1) – – (6.9) Gain on Sale of Real Estate – (3.4) – (0.4) (6.4) – – Other Adjustments(2),(3) – (7.5) – – – (0.9) 5.5 Non-Recurring Items(4) 6.2 – – 0.7 0.7 – Tax reform Bill 47.6 – – – – – – Tax Adjustments(5) 0.6 8.0 10.6 8.9 5.8 8.1 1.0 Total Core Adjustments 46.7 (13.1) (17.5) (15.0) (9.5) (14.3) (1.7) Note: Totals may not sum due to rounding. (1) (2) (3) (4) (5) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release Adjustments that are not material to our financial results have not been presented for certain periods. Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down. Includes salaries and benefits stemming from the 2017 tax reform bill and non-recurring public company transition costs. Represents the adjustments to net income, tax effected at the Company’s effective tax rate, exclusive of one-time tax reform bill expense, for the respective period. 26 Core Net Income (Non-GAAP)$ 230.4$217.1$196.3$201.6$205.0$196.7$198.0 Core Basic EPS (Non-GAAP)$ 1.65$1.56$1.41$1.45$1.47$1.57$1.79 Core Diluted EPS (Non-GAAP)$ 1.65$1.56$1.41$1.45$1.47$1.57$1.79 Core Noninterest Expense (Non-GAAP)$ 342.1$331.1$327.3$304.4$296.0$301.2$311.7 Core Noninterest Income (Non-GAAP)$198.7$198.8$195.9$195.1$202.7$196.0$197.6 Core Net Interest Income (Non-GAAP)$ 528.8$491.7$456.5$440.7$434.7$447.5$470.0